UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023 (March 6, 2023)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

Item 1.01 Entry Into a Material Definitive Agreement.

On March 8, 2023, Principal Financial Group, Inc. (the “Company”) issued $400,000,000 aggregate principal amount of its 5.375% Senior Notes due 2033 (the “2033 Notes”) and $300,000,000 aggregate principal amount of its 5.500% Senior Notes due 2053 (the “2053 Notes” and, together with the 2033 Notes, the “Notes”). The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, as issuer, Principal Financial Services, Inc. (“PFSI”), as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Fifteenth Supplemental Indenture, dated as of March 8, 2023, with respect to the 2033 Notes (the “Fifteenth Supplemental Indenture”) and by the Sixteenth Supplemental Indenture, dated as of March 8, 2023, with respect to the 2053 Notes (the “Sixteenth Supplemental Indenture”). The Notes are fully and unconditionally guaranteed by PFSI pursuant to separate guarantees, each dated as of March 8, 2023 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-270046 and 333-270046-01) which became effective upon filing with the Securities and Exchange Commission on February 27, 2023. The closing of the sale of the Notes occurred on March 8, 2023. The Senior Indenture, the Fifteenth Supplemental Indenture (including the form of the 2033 Notes), the Sixteenth Supplemental Indenture (including the form of the 2053 Notes), the Guarantee of PFSI with respect to the 2033 Notes and the Guarantee of PFSI with respect to the 2053 Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

Underwriting Agreement.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated March 6, 2023 (the “Underwriting Agreement”), among the Company, PFSI and Citigroup Global Markets Inc., BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule I thereto, relating to the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto, and is incorporated by reference herein.

Opinions of Counsel.

The opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the related Guarantees, is filed as Exhibit 5.1 hereto. The opinion of Natalie Lamarque, Executive Vice President, General Counsel and Secretary of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantees, is filed as Exhibit 5.2 hereto.

Redemption of Junior Subordinated Notes.

On March 8, 2023, the Company issued a notice of the redemption in full of all $400,000,000 aggregate principal amount outstanding of its 4.700% Fixed-to-Floating Rate Junior Subordinated Notes due 2055 (CUSIP No. 74251VAL6) (the “Junior Subordinated Notes”), in accordance with the terms of the indenture governing the Junior Subordinated Notes.

The Junior Subordinated Notes will be redeemed on April 7, 2023 (the “Redemption Date”) at a redemption price equal to the principal amount of the Junior Subordinated Notes being redeemed plus accrued and unpaid interest on the Junior Subordinated Notes to be redeemed to, but excluding, the Redemption Date.

On the Redemption Date, the redemption price will become due and payable on the Junior Subordinated Notes and, unless the Company defaults in the payment of the redemption price, interest on the Junior Subordinated Notes will cease to accrue on and after the Redemption Date. The notice of redemption specifying the terms, conditions and procedures for the redemption of the Junior Subordinated Notes is available through The Bank of New York Mellon Trust Company, N.A., located at 2 N. LaSalle Street, Ste. 700, Chicago, IL 60602, as paying agent for the Junior Subordinated Notes. The foregoing does not constitute a notice of redemption for the Junior Subordinated Notes.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K (except Exhibit 104) are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 6, 2023, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Citigroup Global Markets Inc., BofA Securities, Inc., HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule I thereto, relating to the 5.375% Senior Notes due 2033 and the 5.500% Senior Notes due 2053.

Exhibit 4.1	Senior Indenture, dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to Principal Financial Group Inc.’s Current Report on Form 8-K filed on May 21, 2009).

Exhibit 4.2	Fifteenth Supplemental Indenture (including the form of 5.375% Senior Note due 2033), dated as of March 8, 2023, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 5.375% Senior Notes due 2033.

Exhibit 4.3	Sixteenth Supplemental Indenture (including the form of 5.500% Senior Note due 2053), dated as of March 8, 2023, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 5.500% Senior Notes due 2053.

Exhibit 4.4	Guarantee of Principal Financial Services, Inc. with respect to the 5.375% Senior Notes due 2033.

Exhibit 4.5	Guarantee of Principal Financial Services, Inc. with respect to the 5.500% Senior Notes due 2053.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP with respect to the 5.375% Senior Notes due 2033 and the 5.500% Senior Notes due 2053 and the related Guarantees.

Exhibit 5.2	Opinion of Natalie Lamarque, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. with respect to the Guarantees with respect to the 5.375% Senior Notes due 2033 and the 5.500% Senior Notes due 2053.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Natalie Lamarque, Executive Vice President, General Counsel and Secretary of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

Exhibit 104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

Date: March 8, 2023	By:	/s/ Natalie Lamarque
	Name:	Natalie Lamarque
	Title:	Executive Vice President, General Counsel and Secretary

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